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                                                            OMB APPROVAL
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                        UNITED STATES                  OMB Number:  3235-0060
             SECURITIES AND EXCHANGE COMMISSION        Expires:  May 31, 2000
                 Washington, D.C. 20549                Estimated average burden
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)               July 21, 1999
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                                Stamps.com Inc.
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            (Exact name of registrant as specified in its charter)

Delaware                                    000-26427        77-0454966
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(State or other jurisdiction               (Commission      (IRS Employer
of incorporation)                          File Number)  Identification No.)

3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California         90405
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code
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             (Former name or former address, if changed since last report)

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Item 5.  Other Events.

Second Quarter 1999 Financial Results.

     On July 21, 1999, Stamps.com Inc., a Delaware corporation, announced its financial results for the second quarter ended June 30, 1999. The information set forth in this paragraph is qualified in its entirety by reference to a press release issued by Stamps.com Inc. on July 21,1999, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

          99.1 Press Release issued by Stamps.com Inc. on July 21, 1999.
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                                  SIGNATURES*

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   Stamps.com Inc.
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                                                     (Registrant)

            July 23, 1999                         /s/John W. LaValle
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                Date                        John W. LaValle
                                            Sr. VP Operations, CFO and Secretary